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                                                                    Exhibit 99.3

                          NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of all Outstanding
                    8 3/4% Senior Subordinated Notes due 2007
                               in Exchange for New
                    8 3/4% Senior Subordinated Notes due 2007
             Registered Under the Securities Act of 1993, as amended
                                       of
                        MERISTAR HOSPITALITY CORPORATION

         Registered holders of outstanding 8 3/4% Senior Subordinated Notes due 2007 (the "Initial Notes") who wish to tender their Initial Notes in exchange for a like principal amount of new 8 3/4% Senior Subordinated Notes due 2007 (the "Exchange Notes") and whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to IBJ Schroder Bank & Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Initial Notes" in this Prospectus.

                           The Exchange Agent for the Exchange Offer is:

By Registered or Certified Mail:        By Hand:                              By Overnight Delivery:
IBJ Whitehall Bank and                  IBJ Whitehall Bank and                IBJ Whitehall Bank and
Trust Company                           Trust Company                         Trust Company
P.O. Box 84                             One State Street                      One State Street
Bowling Green Station                   New York, NY 10004                    New York, NY 10004
New York, NY 10274-0084                 Attn: Securities Processing           Attn: Securities Processing
Attn: Reorganization                    Window, Subcellar One (SC-1)          Window, Subcellar One (SC-1)
Operations Department


                             For Information, call:
                            Information and Facsimile
                          Confirmation: (212) 858-2103
             Facsimile: (212) 858-2611 (Eligible Institutions Only)

         DELIVERY OF THIS NOTE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.


Ladies and Gentleman:

         The undersigned hereby tenders the principal amount of Initial Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ________, 1999 of MeriStar Hospitality Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

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                                                                               2


                       DESCRIPTION OF SECURITIES TENDERED


  Name and address of registered holder as
        it appears on the 8 3/4% Senior              Certificate               Aggregate              Principal
    Subordinated Notes due 2007 ("Initial           Number(s) of           Principal Amount           Amount of
                   Notes")                          Initial Notes            Represented by          Initial Notes
               (Please Print)                          Tendered              Initial Notes*            Tendered
     ----------------------------------             --------------           --------------          -------------

     ----------------------------------             --------------           --------------          -------------

     ----------------------------------             --------------           --------------          -------------

     ----------------------------------             --------------           --------------          -------------


If Initial Notes will be delivered by book-entry transfer to The Depositary Trust Company, provide account number.
                                                  Account Number _______________


                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)

         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Initial Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:____________________________      _________________________________
                                               (Authorized Signature)

Address:_________________________________      Title:___________________________

_________________________________________      Name:____________________________
                                (Zip Code)            (Please type or print)

Area Code and Telephone Number:                Date:____________________________


______________________________________

    NOTE: DO NOT SEND INITIAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. INITIAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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*Must be in denominations of $1,000 and any integral multiple thereof.

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                                                                               3

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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

X  __________________________                                    ____________

X  __________________________                                    ____________
    Signature(s) of Owner(s)                                         Date
    or Authorized Signatory

    Area Code and Telephone Number: _________________________

    Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificates for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      Please print name(s) and address(es)

Name(s):      __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
Capacity:     __________________________________________________________________


Address(es):  __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________